Item 1. Report to Shareholders

DECEMBER 31, 2004

T. ROWE PRICE

BLUE CHIP GROWTH PORTFOLIO

Annual Report

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Fellow Shareholders

After a difficult summer correction, equity markets advanced in the second half of 2004. Several events, including the resolution of the presidential election, some moderation in energy prices, and strong corporate earnings bolstered stock prices, especially in the fourth quarter. However, for the past six and 12 months, large-cap growth stocks continued to generate relatively mediocre results. We believe that several factors, including attractive valuations, strong dividend growth, and benefit from the declining dollar could support improved performance for large-cap growth stocks in 2005.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Blue Chip Growth Portfolio                            5.79%                8.69%

Blue Chip Growth Portfolio-II                         5.71                 8.36

S&P 500 Stock Index                                   7.19                10.88

Russell 1000 Growth Index                             3.47                 6.30

Lipper Variable Annuity
Underlying Large-Cap
Growth Funds Average                                  5.36                 8.04


Your portfolio produced solid returns that outperformed the style-specific Russell 1000 Growth Index and the Lipper peer group of large-cap growth funds for the past six and 12 months. However, results for both periods lagged the S&P 500 Stock Index. The portfolio's II Class shares performed similarly, outperforming the Lipper and Russell benchmarks and trailing the S&P yardstick.


MARKET ENVIRONMENT

For the six-month period, small- and mid-cap stocks, especially value shares, continued to outperform large-cap stocks in general and growth-oriented stocks in particular. Large-cap U.S. stocks fell in the third quarter as the economy moved through a period of softer-than-expected growth and investors grew concerned about an earnings growth slowdown. The economic deceleration was partially attributable to rising oil prices, which neared $50 per barrel at the end of September, higher short-term interest rates, and uncertainty regarding the upcoming presidential election. Large-cap growth stocks were particularly hard hit as the technology and health care stocks corrected significantly.

As the period progressed, several concerns were resolved in the fourth quarter:
The presidential election was decided without controversy; energy prices retreated from record highs; and consumer confidence, corporate spending, and corporate profits improved. Stocks rallied in response, but several risks remain. Energy prices are volatile, and the continuing war in Iraq and the threat of global terrorism are related concerns. We expect interest rates to increase, but perhaps only modestly. However, the sharp decline in the dollar raises the possibility that rates would need to rise more than anticipated to attract foreign capital.

We believe strong corporate profit growth, the related increase in free cash flow at many companies, and slowly improving capital expenditures could more than offset these risks. Free-cash-flow margin and the level of cash on corporate balance sheets stand at multi-decade highs while capital spending, in our view, is unsustainably low. Dividend growth, which is more prevalent at large-cap growth companies, could also support investment gains.


PORTFOLIO REVIEW

The portfolio's consumer discretionary holdings (our strongest sector contributor for the past six months), and the retail area in particular, provided several large second-half contributors. Significant overweight positions in Target, Home Depot, and Best Buy produced excellent gains. Target's sales of its underperforming Mervyn's division and its Marshall Fields department store segment proved to be major positives. Home Depot has executed well, but some are concerned that rising interest rates could hurt housing demand and, ultimately, revenue gains. We think the company will do well in most scenarios, and its current valuation compensates for these risks. Although Wal-Mart was disappointing, we think it is reasonably valued and offers good growth prospects. Consequently, we added to our position on price weakness. (Please refer to our portfolio of investments for a complete listing of the portfolio's holdings and the amount each represents of the portfolio.)




SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

Periods Ended                                      6/30/04             12/31/04
--------------------------------------------------------------------------------

Consumer Discretionary                                15.5%                16.0%

Consumer Staples                                       4.4                  4.2

Energy                                                 3.7                  4.4

Financials                                            21.5                 22.5

Health Care                                           16.2                 15.8

Industrials and Business Services                     11.8                 11.9

Information Technology                                21.5                 20.4

Materials                                              1.3                  1.5

Telecommunications Services                            1.7                  2.0

Utilities                                              0.0                  0.0

Other and Reserves                                     2.4                  1.3

Total                                                100.0%               100.0%

Historical weightings reflect current industry/sector classifications.


The health care sector contains several consistent-growth companies, but performance was mixed; health care services, device manufacturers, and biotechs continued to outperform large pharmaceutical companies. UnitedHealth Group (the portfolio's second-largest holding) and WellPoint, which merged with Anthem in the fourth quarter and is now the nation's largest health insurer, both trended steadily higher over the past six months and have been major outperformers for the portfolio for several years. Amgen, Johnson & Johnson, and to a lesser extent Wyeth were also important contributors. Amgen was an inconsistent performer until recently due to concerns over reimbursement for their anemia drug, Aranesp, but it appears well positioned for solid growth. Note: Due to its merger with Anthem, WellPoint is listed as our third-largest purchase for the past six months in the table on page 5.

Manufacturers with durable earnings underperformed some deep cyclicals. However, General Electric, Tyco International, and Danaher were solid second-half gainers. We like each of these companies because of their first-rate management, extraordinary free cash flow, and disciplined capital allocation processes. We are particularly impressed with GE's improving business prospects in its energy services and aerospace services businesses.

Only select technology stocks worked in the second half of 2004. Dell was our top information technology contributor for the period. The company is taking market share in its storage, server, and printer segments and continues to generate superior free-cash-flow growth. Adobe Systems and Oracle were solid performers in the Historical weightings reflect current industry/sector classifications. software industry. Internet-based companies eBay and Google were also strong second-half gainers. Both are positioned to produce strong growth, but their rich valuations cause us some concern--and we have been willing to reduce positions at certain price levels.

Despite their overall lackluster third-quarter performance, financial stocks (our second-best contributors for the second half) produced solid fourth-quarter gains. The port-folio's returns relative to the S&P 500 benefited from our overweight in capital markets, especially trust banks and brokers, and solid stock selection. Franklin Resources and Legg Mason continue to gather assets and generate solid earnings and dividend growth. SLM Corp. (Sallie Mae), Citigroup, American Express, Bank of America, and Northern Trust each have shown improving results in a difficult environment, and investors have recognized the strength of their franchises.

Various business services and consumer stocks were major positives for the portfolio. Carnival, the leading cruise ship operator, continued to experience improving demand and pricing, stronger earnings growth, and prodigious free cash flow. Starbucks, which we've also held for several years, also produced solid second-half gains.

The list of six-month detractors was dominated by technology and health care companies. Pfizer was our largest loser. As our longtime investors know, we are usually willing to hold a lagging stock if we feel the valuation is compelling and the fundamentals are sound or poised to improve. However, in the past month, three unfavorable developments emerged. The first is an aggressive patent challenge to Lipitor by Ranbaxy (an Indian company), which could have merit. Second, Pfizer's pain reliever, Celebrex, was shown in one study to have unfavorable cardiovascular side effects. Celebrex will probably stay on the market, but prescriptions filled have declined dramatically. We were fortunate to have avoided owning Merck, which declined precipitously after its Vioxx painkiller was removed from the market. Additionally, Lyrica-- Pfizer's replacement product for Neurontin--was deemed a controlled substance and has not yet received approval for the treatment of epilepsy. We sold a significant portion of our position believing these factors make achieving Pfizer's growth goals much more difficult.

Forest Laboratories turned in disappointing results for the past six months after being a solid performer. The company's Alzheimer's product Namenda experienced a lackluster launch. Perhaps of greater concern, antidepressant Lexapro, its largest-selling drug, faces a patent challenge in May 2005. Normally, patent challenges by generic drugmakers are anticipated and frequently defeated. However, given the importance of the product and concerns about the entire antidepressant category, we reduced our position. We believe that it's wise to sell all (or at least some) of a position if there is a major risk that can be better evaluated later.

Among our technology companies, bellwethers such as Cisco Systems, Microsoft, and Intel were poor performers. Analog semiconductor makers Maxim Integrated Products and Analog Devices were also under pressure. We benefited, compared with our Lipper peer group, by underweighting information technology, particularly semiconductor holdings. However, we are becoming more positive about the sector because valuations are reasonable, balance sheets are strong, and cash generation and dividend growth are improving. Our analysts' view is that an inventory correction will end in early 2005. Important improvements are also taking place at tech companies such as Intel, which could result in a greater focus on return on invested capital and better returns for shareholders. That said, we intend to increase our tech weighting slowly because valuations are reasonable but not compelling, there are other attractive alternatives, and we believe a cautious but opportunistic approach is warranted.

Other significant second-half detractors included financial services leaders American International Group (AIG) and Marsh & McLennan, gaming equipment maker International Game Technology, and post-secondary education provider Apollo Group. Despite various regulatory concerns surrounding AIG, the company is well positioned for continued growth and reasonably valued in our view. Marsh & McLennan is a more complex situation because the regulatory actions taken against the company will likely affect profitability (but probably less than many feared). After selling at much higher prices, we recently began adding to our modest position. International Game Technology has provided mediocre performance, and we are carefully evaluating our position given a delay in earnings acceleration. Conversely, Apollo was a major long-term winner, and we took some profits prior to and during its fourth-quarter decline. We think this well-managed company should continue to prosper, and we intend to maintain a position.


STRATEGY

We seek out companies with durable, sustainable earnings and above-average cash flow growth. The free cash flow we prize has become even more valuable now that tax laws are giving dividends more favorable treatment.

Additions to existing holdings such as Wal-Mart, State Street, and Microsoft were significant enough to be included in the 10 largest purchases for the past six months. ChevronTexaco was among our largest new purchases in the second half; it has lagged recently, is attractively valued, and generates strong dividend growth. We are not aggressively increasing our energy exposure, and we have trimmed some holdings in the volatile energy services area. However, Chevron has solid fundamentals, and we have successfully owned it before. We bought Google on the initial public offering and added to it because we think it has a strong business model and should produce solid growth for several years. We reestablished a position in Kohl's after we saw management changes, improvement in merchandising practices, and the addition of several important new product lines including Estee Lauder, and because of our analysts' conviction that it is a compelling growth idea. Elan, also a new position, is one of the few foreign stocks we own (it is based in Ireland and we own American Depository Receipts or ADRs). The company received FDA approval for Antegren, now called Tysabri, a product that appears to be a significant improvement in the treatment of multiple sclerosis. The company has several other products and compounds in late-stage development, but Tysabri alone could drive sustainable earnings growth.

Our second-largest sale was a reduction in Pfizer for the reasons outlined earlier. We also sharply reduced our holding in Fannie Mae because we favor other ideas in the financial area. Fannie Mae has had to raise significant amounts of capital and will not have audited financial statements for an extended period. Research in Motion (largest sale), Guidant, Symantec, and 3M were other significant second-half eliminations. Research in Motion, the leading maker of BlackBerry wireless devices, had been an extraordinary performer. Concerns about the validity of the company's patents (as well as its extended valuation) caused us to sell. Guidant is being acquired by Johnson & Johnson, which limits its upside and drove our sale. Symantec had generated good returns over several years but announced a merger with Veritas Software. Since we also owned Veritas, we elected to eliminate Symantec.

OUTLOOK

In our last letter, we pointed out that many investors had become pessimistic and that some concerns could recede over time. In fact, energy prices have moderated, the election was decided without a protracted dispute, and consumer confidence and corporate earnings are solid. However, geopolitical risks such as terrorism will be a concern for decades to come, but on balance may be improving. There is a risk of a continued sharp decline in the dollar, but this isn't likely in our view.

Finally, there is moderate valuation risk in the market because stocks have rebounded sharply and are somewhat more expensive. Earnings continue to march ahead, however, which could ultimately reduce this risk. We believe high-quality, consistent-growth companies that have lagged are attractive at current prices. There continues to be a solid case for investing in U.S. stocks for the following reasons:

     1. Earnings growth remains strong at many high-quality U.S. companies, many of which do not need a robust economic recovery to produce strong profit growth.

     2. Valuations have increased as the market has rallied. However, the stocks of many consistent-growth companies moved up only moderately and still remain reasonably valued, particularly because earnings have maintained and enhanced through the downturn.

     3. Companies have reduced expenses significantly. Consequently, a pickup in revenue growth could result in strong profit growth.

     4. Many of our holdings generate significant free cash flow and free-cash-flow margins are at multi-decade highs. Shareholder-oriented management teams can use this cash to pay dividends--which now receive more favorable tax treatment--repurchase shares, or make value-added acquisitions.

As always, we will strive to enhance returns while managing risk by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,


Larry J. Puglia
Executive vice president and chairman of the Investment
Advisory Committee

January 14, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


RISKS OF STOCK INVESTING
--------------------------------------------------------------------------------

The portfolio's share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY
--------------------------------------------------------------------------------

Dividend yield: The annual dividend of a stock divided by the stock's price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Free cash flow margin: The ratio of a company's free cash flow to its revenues.

Lipper averages: Fund benchmarks that consist of all the mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock's market price to its book value, i.e., the company's net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: An index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecast growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.


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T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                                     Percent of
                                                                     Net Assets
                                                                       12/31/04
--------------------------------------------------------------------------------

Citigroup                                                                   3.5%

UnitedHealth Group                                                          3.4

Microsoft                                                                   3.0

GE                                                                          3.0

Danaher                                                                     2.1

American International Group                                                2.1

Dell                                                                        2.0

Tyco International                                                          1.9

WellPoint                                                                   1.9

State Street                                                                1.8

Wal-Mart                                                                    1.7

Target                                                                      1.6

Amgen                                                                       1.6

Home Depot                                                                  1.6

Cisco Systems                                                               1.5

Pfizer                                                                      1.4

UPS                                                                         1.4

Carnival                                                                    1.3

American Express                                                            1.3

Schlumberger                                                                1.2

Johnson & Johnson                                                           1.2

Yahoo!                                                                      1.2

International Game Technology                                               1.2

eBay                                                                        1.2

Nextel Communications                                                       1.2

Total                                                                      45.3
--------------------------------------------------------------------------------


Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.


Major Portfolio Changes
--------------------------------------------------------------------------------

Listed in descending order of size
Six Months Ended 12/31/04

LARGEST PURCHASES
--------------------------------------------------------------------------------

Microsoft

Citigroup

WellPoint*

GE

UnitedHealth Group

Wal-Mart

American International Group

State Street

Danaher

Tyco International
--------------------------------------------------------------------------------

LARGEST SALES
--------------------------------------------------------------------------------

Research In Motion**

Pfizer

Fannie Mae

Guidant**

Symantec**

Forest Laboratories

J.P. Morgan Chase**

EchoStar Communications

Lexmark International

3M**
--------------------------------------------------------------------------------

* Merger

** Position eliminated



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T. Rowe Price Blue Chip Growth Portfolio
--------------------------------------------------------------------------------

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

As of 12/31/04

Blue Chip Growth Portfolio  $9,176

S&P 500 Stock Index  $9,794

Lipper Variable Annuity Underlying Large-Cap Growth Funds Average  $7,904


                                                                 Lipper Variable
                              Blue Chip                       Annuity Underlying
                                 Growth             S&P 500     Large-Cap Growth
                              Portfolio         Stock Index        Funds Average

12/29/00                $        10,000     $        10,000     $        10,000

12/01                             8,620               8,811               7,883

12/02                             6,558               6,864               5,718

12/03                             8,443               8,833               7,305

12/04                             9,176               9,794               7,904



Note: Performance for II Class shares will vary due to the differing fee structure. See returns table below.


Average Annual Compound Total Return
--------------------------------------------------------------------------------

                                                      Since           Inception
Periods Ended 12/31/04           1 Year           Inception                Date
--------------------------------------------------------------------------------

Blue Chip Growth
Portfolio                          8.69%             -2.12%            12/29/00

S&P 500 Stock Index               10.88               -0.52

Lipper Variable Annuity
Underlying Large-Cap               8.04               -5.91
Growth Funds Average
--------------------------------------------------------------------------------
Blue Chip Growth
Portfolio-II                       8.36%               5.11%            4/30/02

S&P 500 Stock Index               10.88                6.39

Lipper Variable Annuity
Underlying Large-Cap
Growth Funds Average               8.04                3.66
--------------------------------------------------------------------------------

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-469-5304. Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

This table shows how each class would have performed each year if its actual (or cumulative) returns for the periods shown were earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. When assessing performance, investors should consider short- and long-term returns.





FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II class. II class shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Blue Chip Growth Portfolio
--------------------------------------------------------------------------------

T. Rowe Price Blue Chip Growth Portfolio
--------------------------------------------------------------------------------

                                                                      Expenses
                              Beginning              Ending         Paid During
                                Account             Account             Period*
                                  Value               Value           7/1/04 to
                                 7/1/04            12/31/04            12/31/04
--------------------------------------------------------------------------------

Blue Chip Growth Class (original)
Actual                  $      1,000.00     $      1,057.90     $          4.40


Hypothetical
(assumes 5% return
before expenses)               1,000.00            1,020.86                4.32
--------------------------------------------------------------------------------

Blue Chip Growth-II Class
Actual                  $      1,000.00     $      1,057.10     $          5.69

Hypothetical
(assumes 5% return
before expenses)               1,000.00            1,019.61                5.58
--------------------------------------------------------------------------------


* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period. The annualized expense ratio of the Blue Chip Growth Class (original) was 0.85%; the II Class was 1.10%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

T. Rowe Price Blue Chip Growth Portfolio



                                 For a share outstanding throughout each period
                          ------------------------------------------------------
Blue Chip Growth Class


                           Year                                        12/29/00
                          Ended                                         Through
                       12/31/04        12/31/03        12/31/02        12/31/01

NET ASSET VALUE

Beginning
of period           $      8.41     $      6.54     $      8.61     $     10.00

Investment activities

  Net investment
  income (loss)            0.04            0.01            0.01            0.01

  Net realized
  and unrealized
  gain (loss)              0.69            1.87           (2.07)          (1.39)

  Total from
  investment
  activities               0.73            1.88           (2.06)          (1.38)

 Distributions

  Net investment
  income                  (0.05)          (0.01)          (0.01)          (0.01)

NET ASSET VALUE

End of period       $      9.09     $      8.41     $      6.54     $      8.61
                    ------------------------------------------------------------

Ratios/Supplemental Data

Total return^              8.69%          28.75%        (23.93)%        (13.73)%

Ratio of total
expenses to average        0.85%           0.85%           0.85%           0.85%
net assets

Ratio of net
investment income          0.78%           0.23%           0.14%           0.14%
(loss) to average
net assets

Portfolio
turnover rate              17.2%           28.8%           39.9%           42.2%

Net assets,
end of period
(in thousands)       $    76,294     $    28,664     $     7,134     $     6,030




^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

T. Rowe Price Blue Chip Growth Portfolio

                              For a share outstanding throughout each period
                             ------------------------------------------------
Blue Chip Growth-II Class

                                          Year                       4/30/02
                                         Ended                       Through
                                      12/31/04       12/31/03       12/31/02

NET ASSET VALUE

Beginning of period               $       8.38   $       6.53   $       7.97

Investment activities

  Net investment
  income (loss)                           0.05           --             --

  Net realized
  and unrealized
  gain (loss)                             0.65           1.86          (1.43)

  Total from
  investment
  activities                              0.70           1.86          (1.43)

 Distributions

  Net investment
  income                                 (0.04)         (0.01)         (0.01)

NET ASSET VALUE

End of period                     $       9.04   $       8.38   $       6.53
                                  ----------------------------------------------

Ratios/Supplemental Data

Total return^                             8.36%         28.49%        (17.94)%

Ratio of total
expenses to average
net assets                                1.10%          1.10%           1.10%+

Ratio of net
investment
income (loss)
to average
net assets                                0.97%        (0.05)%             --

Portfolio
turnover rate                             17.2%          28.8%           39.9%+

Net assets,
end of period
(in thousands)                    $       7,479   $        105    $         82





^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

+    Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)

T. Rowe Price Blue Chip Growth Portfolio
December 31, 2004

                                                    Shares                Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)


COMMON STOCKS  98.7%

CONSUMER DISCRETIONARY  16.0%

Automobiles  0.7%

Harley-Davidson                                      9,300                  565

                                                                            565


Hotels, Restaurants & Leisure  3.6%

Carnival                                            19,400                1,118

International Game Technology                       29,800                1,024

Marriott, Class A                                    5,000                  315

McDonald's                                           7,600                  244

Starbucks *                                          4,800                  299

                                                                          3,000


Household Durables  0.3%

Fortune Brands                                       3,400                  262

                                                                            262


Internet & Catalog Retail  1.4%

Amazon.com *                                         3,000                  133

eBay *                                               8,700                1,012

                                                                          1,145


Media  5.3%

Clear Channel Communications                         6,500                  218

Comcast, Class A *                                  12,750                  419

EchoStar Communications
  Class A                                           10,600                  352

Liberty Media, Class A *                            21,700                  238

McGraw-Hill                                            300                   27

News Corp, Class A *                                31,900                  595

Omnicom                                              2,090                  176

Scripps, Class A                                    10,200                  492

Time Warner *                                       45,200                  879

Viacom, Class B                                     24,151                  879

Washington Post, Class B                               206                  203

                                                                          4,478


Multiline Retail  2.0%

Kohl's *                                             5,700                  280

Target                                              26,370                1,370

                                                                          1,650


Specialty Retail  2.7%

Best Buy                                            16,750                  995

Home Depot                                          30,800                1,317

                                                                          2,312

Total Consumer Discretionary                                             13,412


CONSUMER STAPLES  4.2%

Beverages  0.9%

Coca-Cola                                            3,850                  160

PepsiCo                                             11,410                  596

                                                                            756


Food & Staples Retailing  2.2%

CVS                                                  2,200                   99

Sysco                                                8,400                  320

Wal-Mart                                            27,560                1,456

                                                                          1,875


Household Products  0.4%

Procter & Gamble                                     6,100                  336

                                                                            336


Personal Products  0.2%

Gillette                                             3,300                  148

                                                                            148


Tobacco  0.5%

Altria Group                                         6,550                  400

                                                                            400

Total Consumer Staples                                                    3,515


ENERGY  4.4%

Energy Equipment & Services  3.8%

Baker Hughes                                        21,770                  929

BJ Services                                          7,940                  369

Schlumberger                                        15,500                1,038

Smith International *                               12,800                  696

Transocean *                                         3,200                  136

                                                                          3,168


Oil & Gas  0.6%

ChevronTexaco                                        7,000                  367

ExxonMobil                                           1,300                   67

Murphy Oil                                           1,400                  113

                                                                            547

Total Energy                                                              3,715


FINANCIALS  22.5%

Capital Markets  9.3%

AmeriTrade *                                        39,300                  559

Bank of New York                                    11,800                  394

Charles Schwab                                      25,730                  308

Franklin Resources                                  13,300                  926

Goldman Sachs                                        7,100                  739

Legg Mason                                          10,900                  799

Mellon Financial                                    22,790                  709

Merrill Lynch                                       14,000                  837

Morgan Stanley                                       7,220                  401

Northern Trust                                      14,000                  680

State Street                                        30,200                1,483

                                                                          7,835


Commercial Banks  2.7%

Bank of America                                     19,700                  926

U.S. Bancorp                                        18,800                  589

Wells Fargo                                         11,740                  729

                                                                          2,244


Consumer Finance  2.3%

American Express                                    19,680                1,109

SLM Corporation                                     15,300                  817

                                                                          1,926


Diversified Financial Services  3.5%

Citigroup                                           60,130                2,897

                                                                          2,897


Insurance  3.9%

American International Group                        26,410                1,734

Hartford Financial Services                         11,900                  825

Marsh & McLennan                                    12,700                  418

St. Paul Companies                                   7,185                  266

                                                                          3,243


Thrifts & Mortgage Finance  0.8%

Fannie Mae                                           2,800                  199

Freddie Mac                                          6,670                  492

                                                                            691

Total Financials                                                         18,836


HEALTH CARE  15.8%

Biotechnology  3.2%

Amgen *                                             21,100                1,354

Biogen Idec *                                        7,300                  486

Genentech *                                          4,800                  261

Gilead Sciences *                                   17,200                  602

                                                                          2,703


Health Care Equipment & Supplies  2.3%

Biomet                                               4,100                  178

Boston Scientific *                                 10,400                  370

Medtronic                                           17,340                  861

St. Jude Medical *                                   4,000                  168

Stryker                                              6,100                  294

                                                                          1,871


Health Care Providers & Services  5.3%

UnitedHealth Group                                  32,000                2,817

WellPoint *                                         13,800                1,587

                                                                          4,404


Pharmaceuticals  5.0%

Abbott Laboratories                                  6,400                  298

Elan ADR *                                          11,000                  300

Eli Lilly                                            3,100                  176

Forest Laboratories *                                6,900                  309

Johnson & Johnson                                   16,300                 1,034

Pfizer                                              43,548                 1,171

Teva Pharmaceutical ADR                             12,400                  370

Wyeth                                               13,000                  554

                                                                          4,212

Total Health Care                                                        13,190


INDUSTRIALS & BUSINESS SERVICES  11.9%

Aerospace & Defense  1.6%

General Dynamics                                     2,800                  293

Honeywell International                             11,100                  393

Lockheed Martin                                     10,400                  578

Rockwell Collins                                     1,800                   71

                                                                          1,335


Air Freight & Logistics  1.4%

UPS, Class B                                        13,600                1,162

                                                                          1,162


Commercial Services & Supplies  1.2%

Apollo Group, Class A *                              6,800                  549

Cendant                                             15,200                  355

ChoicePoint *                                        2,600                  120

                                                                          1,024


Industrial Conglomerates  4.9%

GE                                                  69,570                2,539

Tyco International                                  45,030                1,610

                                                                          4,149


Machinery  2.8%

Danaher                                             30,700                1,762

Deere                                                7,500                  558

                                                                          2,320

Total Industrials & Business Services                                     9,990


INFORMATION TECHNOLOGY  20.4%

Communications Equipment  3.1%

Cisco Systems *                                     65,850                1,271

Corning *                                           18,200                  214

Juniper Networks *                                  16,400                  446

Nokia ADR                                            6,200                   97

QUALCOMM                                            14,600                  619

                                                                          2,647

Computers & Peripherals  2.6%

Dell *                                              39,530                1,666

IBM                                                  2,300                  227

Lexmark International *                              1,900                  161

QLogic *                                             3,400                  125

                                                                          2,179


Internet Software & Services  2.1%

Google, Class A *                                    2,000                  386

IAC/InterActiveCorp *                               12,700                  351

Yahoo! *                                            27,300                1,029

                                                                          1,766


IT Services  2.1%

Accenture, Class A *                                10,800                  292

Affiliated Computer Services

Class A *                                            7,800                  469

Automatic Data Processing                            5,400                  239

First Data                                           9,680                  412

Fiserv *                                             8,300                  334

                                                                          1,746


Semiconductor & Semiconductor Equipment  4.4%

Analog Devices                                      17,400                  643

Intel                                               39,300                  919

KLA-Tencor *                                         2,600                  121

Maxim Integrated Products                           21,000                  890

Microchip Technology                                 2,800                   75

Texas Instruments                                   18,600                  458

Xilinx                                              20,240                  600

                                                                          3,706


Software  6.1%

Adobe Systems                                       11,100                  696

Intuit *                                            12,500                  550

Microsoft                                           95,620                2,554

Oracle *                                            39,900                  547

SAP ADR                                             11,100                  491

Veritas Software *                                   8,500                  243

                                                                          5,081

Total Information Technology                                             17,125


MATERIALS  1.5%

Chemicals  0.3%

Monsanto                                             1,500                   83

Potash Corp./Saskatchewan                            1,500                  125

                                                                            208


Metals & Mining  1.2%

BHP Billiton (AUD)                                  30,900                  370

Nucor                                               12,700                  665

                                                                          1,035

Total Materials                                                           1,243


TELECOMMUNICATION SERVICES  2.0%

Diversified Telecommunication Services  0.3%

Telus                                                7,500                  217

                                                                            217


Wireless Telecommunication Services  1.7%

America Movil ADR
  Series L                                           1,600                   84

Nextel Communications
  Class A *                                         33,400                1,002

Vodafone ADR                                        12,130                  332

                                                                          1,418

Total Telecommunication Services                                          1,635

Total Common Stocks (Cost $73,580)                                       82,661


SHORT-TERM INVESTMENTS  2.2%

Money Market Fund  2.2%

T. Rowe Price Reserve Investment

  Fund, 2.28% #+                                 1,826,087                1,826

Total Short-Term Investments
(Cost $1,826)                                                             1,826

Total Investments in Securities

100.9% of Net Assets (Cost $75,406)                             $        84,487
                                                                ---------------




(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

*    Non-income producing

+    Affiliated company--See Note 4

ADR  American Depository Receipts

AUD  Australian dollar

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

T. Rowe Price Blue Chip Growth Portfolio
December 31, 2004
(In thousands except shares and per share amounts)


Assets

Investments in securities, at value

  Affiliated companies (cost $1,826)                       $              1,826

  Non-affiliated companies (cost $73,580)                                82,661

Total investments in securities                                          84,487

Other assets                                                                299

Total assets                                                             84,786

Liabilities

Total liabilities                                                         1,013

NET ASSETS                                                 $             83,773
                                                           --------------------

Net Assets Consist of:

Undistributed net realized gain (loss)                                   (1,261)

Net unrealized gain (loss)                                                9,081

Paid-in-capital applicable to 9,217,975 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                       75,953

NET ASSETS                                                 $             83,773
                                                           --------------------

NET ASSET VALUE PER SHARE

Blue Chip Growth Class
($76,294,414/8,390,653 shares outstanding)                 $               9.09
                                                           --------------------

Blue Chip Growth-II Class
($7,478,940/827,332 shares outstanding)                    $               9.04
                                                           --------------------



The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

T. Rowe Price Blue Chip Growth Portfolio
($ 000s)

                                                                           Year
                                                                          Ended
                                                                       12/31/04


Investment Income (Loss)

Dividend income                                            $                810

Expenses

  Investment management and administrative                                  418

  Rule 12b-1 fees - Blue Chip Growth-II Class                                 6

  Total expenses                                                            424

Net investment income (loss)                                                386

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                                 40

  Foreign currency transactions                                              (1)

  Net realized gain (loss)                                                   39

Change in net unrealized gain (loss) on securities                        5,761

Net realized and unrealized gain (loss)                                   5,800

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $              6,186
                                                           --------------------





The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

T. Rowe Price Blue Chip Growth Portfolio
($ 000s)

                                                      Year
                                                     Ended
                                                  12/31/04             12/31/03

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $           386      $            34

  Net realized gain (loss)                              39                 (308)

  Change in net unrealized gain (loss)               5,761                4,398

  Increase (decrease) in net
  assets from operations                             6,186                4,124

Distributions to shareholders

  Net investment income

    Blue Chip Growth Class                            (404)                 (33)

    Blue Chip Growth-II Class                          (30)                --

  Decrease in net assets
  from distributions                                  (434)                 (33)

Capital share transactions *

  Shares sold

    Blue Chip Growth Class                          45,269               20,756

    Blue Chip Growth-II Class                        7,068                 --

  Distributions reinvested

    Blue Chip Growth Class                             404                   33

    Blue Chip Growth-II Class                           30                 --

  Shares redeemed

    Blue Chip Growth Class                          (3,311)              (3,326)

    Blue Chip Growth-II Class                         (209)                --

  Increase (decrease) in net assets from
  capital share transactions                        49,251               17,463

Net Assets

Increase (decrease) during period                   55,003               21,554

Beginning of period                                 28,770                7,216

End of period                              $        83,773      $        28,770
                                           -------------------------------------

(Including undistributed net
investment income of $0 at
12/31/04 and $1 at 12/31/03)

*Share information

  Shares sold

    Blue Chip Growth Class                           5,323                2,777

    Blue Chip Growth-II Class                          835                 --

  Distributions reinvested

    Blue Chip Growth Class                              45                    4

    Blue Chip Growth-II Class                            3                 --

  Shares redeemed

    Blue Chip Growth Class                            (386)                (463)

    Blue Chip Growth-II Class                          (24)                --

  Increase (decrease) in
  shares outstanding                                 5,796                2,318



The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Blue Chip Growth Portfolio
December 31, 2004


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Blue Chip Growth Portfolio (the fund) is a diversified, open-end management investment company and is one portfolio established by the corporation. The fund seeks to provide long-term capital growth. Income is a secondary objective. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: the Blue Chip Growth Portfolio original share class (Blue Chip Growth Class), offered since December 29, 2000, and Blue Chip Growth Portfolio-II (Blue Chip Growth-II Class), offered since April 30, 2002. Blue Chip Growth-II shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
Blue Chip Growth-II pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average daily net assets. Management and administrative fee expenses, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.



T. Rowe Price Blue Chip Growth Portfolio
--------------------------------------------------------------------------------

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $268,000, represents 33% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $56,954,000 and $8,434,000, respectively, for the year ended December 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 totaled $434,000 and were characterized as ordinary income for tax purposes. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                    $         10,054,000

Unrealized depreciation                                                (973,000)

Net unrealized appreciation (depreciation)                            9,081,000

Capital loss carryforwards                                           (1,261,000)

Paid-in capital                                                      75,953,000

Net assets                                                 $         83,773,000
                                                           --------------------



The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $18,000 of capital loss carryforwards. As of December 31, 2004, the fund had $435,000 of capital loss carryforwards that expire in 2009, $491,000 that expire in 2010, and $335,000 that expire in 2011.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to per share rounding of distributions. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                        $             47,000

Undistributed net realized gain                                           1,000

Paid-in capital                                                         (48,000)


At December 31, 2004, the cost of investments for federal income tax purposes was $75,406,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly

T. Rowe Price Blue Chip Growth Portfolio
--------------------------------------------------------------------------------

by the fund. At December 31, 2004, $63,000 was payable under the agreement.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $17,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $1,826,000 and $689,000, respectively.

T. Rowe Price Blue Chip Growth Portfolio
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price Blue Chip Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Blue Chip Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. Rowe Price Blue Chip Growth Portfolio
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/04
--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $434,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $434,000 of the fund's income qualifies for the dividends-received deduction.


Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.


How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Blue Chip Growth Portfolio
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors
Name
(Date of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies

Anthony W. Deering
(1945)
2001

Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
1994

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
1994

Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.

Karen N. Horn
(1943)
2003

Managing Director and President, Global Private Client Services, Marsh Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver
(1934)
2001

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
2001

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust and The Rouse Company, real estate developers


* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

T. Rowe Price Blue Chip Growth Portfolio
--------------------------------------------------------------------------------

Inside Directors
Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price
Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

John H. Laporte, CFA
(1945)
1994
[15]

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James S. Riepe
(1943)
1994
[112]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Equity Series


*Each inside director serves until retirement, resignation, or election of a successor.


Officers
Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)
Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958)
Executive Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephen W. Boesel (1944)
Vice President, Equity Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen V. Booth, CPA (1961)
Vice President, Equity Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)
Treasurer, Equity Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)
Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)
Vice President, Equity Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

Robert N. Gensler (1957)
Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961)
Chief Compliance Officer, Equity Series

Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Investment Services, Inc., and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)
Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Trust Company


Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)

Henry H. Hopkins (1942)
Vice President, Equity Series

Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)
Executive Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John D. Linehan, CFA (1965)
Vice President, Equity Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)
Secretary, Equity Series

Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Joseph M. Milano, CFA (1972)
Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Larry J. Puglia, CFA, CPA (1960)
Executive Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian C. Rogers, CFA, CIC (1955)
President, Equity Series

Chief Investment Officer, Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)
Assistant Vice President, Equity Series

Vice President, T. Rowe Price

Robert W. Smith (1961)
Vice President, Equity Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Michael F. Sola, CFA (1969)
Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

William J. Stromberg, CFA (1960)
Vice President, Equity Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John F. Wakeman (1962)
Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970)
Vice President, Equity Series

Vice President, T. Rowe Price

Richard T. Whitney, CFA (1958)
Executive Vice President, Equity Series

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

R. Candler Young (1971)
Vice President, Equity Series

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.



Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

 This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.



                              100 East Pratt Street
                               Baltimore, MD 21202


              T. Rowe Price Investment Services, Inc., Distributor.

42419
TRP594 (2/05)                                                 F307-050 12/31/04


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $8,930               $10,128
     Audit-Related Fees                       1,227                   608
     Tax Fees                                 2,422                 2,630
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005